PROSPECTUS SUPPLEMENT - August 14, 2000*

AXP Mutual (Nov. 29, 1999 revised as of June 26, 2000) S-6326-99 T (6/00)

The "INVESTMENT STRATEGY" section on page 3p is revised as follows:

The Fund's assets primarily are invested in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Fund will invest
(1) no more than 65% of its total assets in common stocks, (2) at least 35% of its total assets in senior securities, convertible securities, derivative instruments and money market instruments, and (3) at least 25% of its total assets in debt securities and convertible securities. The Fund will utilize derivative instruments (such as futures, options and forward contracts) and when-issued securities to produce incremental earnings, to hedge existing positions and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.

The selection of common stocks and senior securities are the primary decisions in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Considering opportunities and risks by reviewing overall market conditions and industry outlook.

o Identifying large companies with strong, sustainable earnings growth based upon:

-        effective management (considering overall performance),

-        competitive market position, and

-        financial strength.

o Selecting high quality companies that offer long-term growth based upon a combination of current valuation, anticipated earnings growth, sustainable competitive positioning and industry dynamics.

(The remainder of the section on page 4p was not modified.)






S-6326-31 A (8/00)
*Valid until next prospectus update
 Destroy Nov. 29, 2000